Exhibit 99.1

Schedule of Restatement Adjustments

         The following are explanations of the restatement adjustments and presentation of affected accounts in the consolidated balance sheets and statements of operations as previously reported and restated.

2005 Statement of Operations

         The Company restated previously recognized deferred warrant expense by $14,346,143 in 2005, where the fair value of certain warrants issued in connection with convertible debt financings were incorrectly recorded as deferred assets and thereafter amortized and expensed the fair value of the warrant over the life of the accompanying convertible note.

         The Company restated previously recognized selling, general, and administrative expenses by $138,666 in 2005 due to reclassification of commission expenses, which involved the reversal of amortization costs that were originally capitalized.

         The Company restated previously recognized interest expense by $1,536,079 in 2005 due to a reclassification of amortization expenses coupled with the cancellation and reissuance of certain warrants that have been subsequently reversed.

         The Company recorded a loss on derivative expense of $4,360,834 in 2005 as a result of the issuance of convertible notes and warrants at a discounted rate relative to the market price of the underlying common stock. The Company has determined that the issuances should be valued based on the market price volatility of the common stock using the Black-Scholes method and accrues additional liability allowances relative to the future capitalization costs that would incur from excise of the warrants or the settlement of existing debt through conversion. Valuation adjustments are made quarterly.

         As a result of the foregoing, the Company restated basic and diluted loss per common share by $0.23 in 2005 due to the reduction in net loss of the Company.

2005 Balance Sheet

         Adjustments were made to deferred stock option/warrant expense of $3,097,903 as of December 31, 2005, where the fair value of certain warrants issued in connection with convertible debt financings were incorrectly recorded as deferred assets and thereafter amortized and expensed the fair value of the warrant over the life of the accompanying convertible note.

         Adjustments were made to record a derivative liability of $6,557,730 as of December 31, 2005 as a result of the issuance of convertible notes and warrants at a discounted rate relative to the market price of the underlying common stock. The Company has determined that the issuances should be valued based on the market price volatility of the common stock using the Black-Scholes method and accrues additional liability allowances relative to the future capitalization costs that would incur from excise of the warrants or the settlement of existing debt through conversion. Valuation adjustments are made quarterly.

         Adjustments were made to stockholder's equity (deficit) to reflect the restatements to the statements of operations.

2004 Statement of Operations

         The Company restated previously recognized depreciation and amortization by $21,732 in 2004, where the fair value of certain warrants issued in connection with convertible debt financings were incorrectly recorded as deferred assets and thereafter amortized and expensed the fair value of the warrant over the life of the accompanying convertible note.

         The Company recorded a loss on derivative expense of $2,196,896 in 2004 as a result of the issuance of convertible notes and warrants at a discounted rate relative to the market price of the underlying common stock. The Company has determined that the issuances should be valued based on the market price volatility of the common stock using the Black-Scholes method and accrues additional liability allowances relative to the future capitalization costs that would incur from excise of the warrants or the settlement of existing debt through conversion. Valuation adjustments are made quarterly.

         As a result of the foregoing, the Company restated basic and diluted loss per common share by ($0.05) in 2004 due to the increase in net loss of the Company.

2004 Balance Sheet

         Adjustments were made to deferred stock option/warrant expense of $903,068 as of December 31, 2004, where the fair value of certain warrants issued in connection with convertible debt financings were incorrectly recorded as deferred assets and thereafter amortized and expensed the fair value of the warrant over the life of the accompanying convertible note.

         Adjustments were made to record a derivative liability of $2,196,896 as of December 31, 2004 as a result of the issuance of convertible notes and warrants at a discounted rate relative to the market price of the underlying common stock. The Company has determined that the issuances should be valued based on the market price volatility of the common stock using the Black-Scholes method and accrues additional liability allowances relative to the future capitalization costs that would incur from excise of the warrants or the settlement of existing debt through conversion. Valuation adjustments are made quarterly.

         Adjustments were made to stockholder's equity (deficit) to reflect the restatements to the statements of operations.

Adjustments

         The consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended, and the notes thereto, have been restated to include the items described above. The following financial statement line items were impacted:

Consolidated Balance Sheet


                                                 As Previously                     As Previously
                                                    Reported         Restated         Reported         Restated
                                                   Year Ended       Year Ended       Year Ended       Year Ended
                                                  December 31,     December 31,     December 31,     December 31,
                                                      2005             2005             2004             2004
                                                 -------------    -------------    -------------    -------------
Deferred stock option/warrant issuance, net      $   3,097,903    $          --    $     903,068    $          --
Total assets                                        10,262,571        7,164,668        7,393,308        6,490,240
Derivative liability                                        --        6,557,730               --        2,196,896
Total liabilities                                    7,773,864       14,331,594        5,666,377        7,863,274
Paid-in capital                                     62,189,653       43,049,130       40,669,688       39,744,888
Accumulated deficit                                (59,183,787)     (49,698,697)     (38,727,915)     (40,903,080)
Total stockholders' equity (deficit)                 2,488,707       (7,166,926)       1,726,931       (1,373,034)


Consolidated Statements of Operations


                                                 As Previously                     As Previously
                                                    Reported         Restated         Reported         Restated
                                                   Year Ended       Year Ended       Year Ended       Year Ended
                                                  December 31,     December 31,     December 31,     December 31,
                                                      2005             2005             2004            2004
                                                 -------------    -------------    -------------    -------------
Selling, general, and administrative             $   2,929,357    $   2,790,691    $  10,481,839    $  10,481,839
Interest                                             2,412,678          876,599          668,353          668,353
Deferred warrants expense                           14,346,143               --               --               --
Depreciation and amortization                           67,849           67,849           99,351           77,619
Total operating expenses                            20,812,613        4,791,725       40,917,783       40,896,052
Loss from operations                               (20,455,872)      (4,434,984)     (38,005,209)     (37,983,478)
Loss on derivatives                                         --       (4,360,834)              --       (2,196,896)
Net loss                                           (20,455,872)      (8,795,818)     (38,005,209)     (40,180,374)
Basic and diluted loss per common share                  (0.40)           (0.17)           (0.97)           (1.02)

The following is a summary of the quarterly results of operations for the interim periods in the years ended December 31, 2006 and 2005.

                                 As Previously                     As Previously                     As Previously
                                   Reported          Restated        Reported           Restated       Reported         Restated
                                 Quarter Ended    Quarter Ended    Quarter Ended     Quarter Ended   Quarter Ended    Quarter Ended
                                    March 31,        March 31,       June 30,          June 30,      September 30,    September 30,
                                      2005             2005            2005              2005             2005            2005
                                 -------------    -------------    -------------    -------------    -------------    -------------
Revenue:
   Coal revenues                 $     304,151    $     304,151    $      52,590    $      52,590    $          --    $          --
   Interest and other                       --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------

       Total Revenues                  304,151          304,151           52,590           52,590               --               --
                                                  -------------    -------------    -------------    -------------    -------------

Expenses:
Deferred warrant amortization        1,856,865               --        4,184,415               --        4,176,577               --
Deferred stock compensation                 --               --               --               --                                --
Production costs                       399,210          399,210           64,005           64,005               --               --
Selling, general and
 administrative                        527,353          679,833          923,607          937,607          710,721          615,930
Interest                                64,724           64,724          125,790           78,327        1,566,506           77,887
Depreciation and amortization           26,302           26,302           19,728           19,728           12,388           12,388

       Total Operating Expenses      2,874,434        1,170,069        5,317,545        1,099,667        6,466,192          706,205
                                 -------------    -------------    -------------    -------------    -------------    -------------

Loss from Operations                (2,570,283)        (865,918)      (5,264,955)      (1,047,077)      (6,466,192)        (706,205)

Other Income (Expense):
 Gain (loss) on derivatives                 --       (6,868,387)              --        4,715,994               --          (87,570)
                                 -------------    -------------    -------------    -------------    -------------    -------------

Income (loss) before income
 taxes                              (2,570,283)      (7,734,305)      (5,264,955)       3,668,917       (6,466,192)        (793,775)
                                 -------------    -------------    -------------    -------------    -------------    -------------

Provision for income taxes                  --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------

Net income (loss)                $  (2,570,283)   $  (7,734,305)      (5,264,955)   $   3,668,917    $  (6,466,192)   $    (793,775)
                                 =============    =============    =============    =============    =============    =============
Basic income (loss)
 per common share                $       (0.06)   $       (0.17)   $       (0.11)   $        0.08    $       (0.13)   $       (0.02)
                                 =============    =============    =============    =============    =============    =============
Diluted income (loss)
 per common share                $       (0.06)   $       (0.17)   $       (0.11)   $        0.07    $       (0.13)   $       (0.02)
                                 =============    =============    =============    =============    =============    =============
Weighted average common
 shares outstanding                 46,584,420       46,584,420       47,521,233       47,521,233       48,506,008       48,506,008
                                 =============    =============    =============    =============    =============    =============
Weighted average diluted
 shares outstanding                 46,584,420       46,584,420       47,521,233       51,624,994       48,506,008       48,506,008
                                 =============    =============    =============    =============    =============    =============


                                 As Previously                     As Previously                     As Previously
                                    Reported         Restated         Reported         Restated         Reported         Restated
                                 Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended
                                    March 31,        March 31,        June 30,         June 30,      September 30,    September 30,
                                      2006             2006             2006             2006            2006             2006
                                 -------------    -------------    -------------    -------------    -------------    -------------
Revenue:
 Coal revenues                   $          --    $          --    $          --    $          --    $          --    $          --
 Interest and other                         --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------

       Total Revenues                       --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------

Expenses:
Deferred warrant amortization        1,930,782               --           77,231               --            3,965               --
Deferred stock compensation                 --               --               --          190,739               --               --
Production costs                            --               --               --               --               --               --
Selling, general and
 administrative                      1,400,257          736,117          664,059        1,813,811          822,619        1,048,180
Interest                               468,094          468,094           74,061           74,061           71,321          104,756
Depreciation and amortization           13,421           13,421           13,421           13,421           13,421           13,421

       Total Operating Expenses      3,812,554        1,217,632          828,772        2,092,032          911,326        1,166,357
                                 -------------    -------------    -------------    -------------    -------------    -------------

Loss from Operations                (3,812,554)      (1,217,632)        (828,772)      (2,092,032)        (911,326)      (1,166,357)

Other Income (Expense):
 Gain (loss) on derivatives                 --        2,481,387               --        2,834,222               --         (620,504)
                                 -------------    -------------    -------------    -------------    -------------    -------------

Income (loss) before income
 taxes                              (3,812,554)       1,263,755         (828,772)         742,190         (911,326)      (1,786,861)
                                 -------------    -------------    -------------    -------------    -------------    -------------

Provision for income taxes                  --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------

Net income (loss)                $  (3,812,554)   $   1,263,755    $    (828,772)   $     742,190    $    (911,326)   $  (1,786,861)
                                 =============    =============    =============    =============    =============    =============
Basic income (loss)
 per common share                $       (0.05)   $        0.02    $       (0.01)   $        0.01    $       (0.01)   $       (0.02)
                                 =============    =============    =============    =============    =============    =============
Diluted income (loss)
 per common share                $       (0.05)   $        0.01    $       (0.01)   $        0.01    $       (0.01)   $       (0.02)
                                 =============    =============    =============    =============    =============    =============
Weighted average common
 shares outstanding                 73,855,818       73,855,818       84,821,140       84,821,140      101,275,011      101,275,011
                                 =============    =============    =============    =============    =============    =============
Weighted average diluted
 shares outstanding                 73,855,818       84,851,429       84,821,140      120,893,997      101,275,011      101,275,011
                                 =============    =============    =============    =============    =============    =============

The following is a summary of the quarterly balance sheets for the interim periods in the years ended December 31, 2006 and 2005.


                                 As Previously                     As Previously                    As Previously
                                    Reported          Restated        Reported         Restated        Reported         Restated
                                  Quarter Ended    Quarter Ended   Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended
                                    March 31,        March 31,        June 30,         June 30,      September 30,    September 30,
                                      2005             2005             2005             2005            2005             2005
                                 -------------    -------------    -------------    -------------    -------------    -------------
Assets
   Current Assets
   Cash                          $      16,585    $      16,585    $       3,919    $       3,919    $       2,241    $       2,241
   Receivables                              --               --               --               --               --               --
       Total current assets             16,585           16,585            3,919            3,919            2,241            2,241

Leased mineral reserves, net         5,213,977        5,213,977        5,210,471        5,210,471        5,410,471        5,410,471
Equipment, net                         568,182          568,182          551,960          551,960          424,572          424,572
Deposits                                23,000           23,000               --               --               --               --
Prepaid consulting expense                  --               --               --               --               --               --
Other receivables, net                 668,000          668,000          668,000          668,000        7,267,814          668,000
Deferred stock option/warrant
 issuance, net                      13,813,283               --       11,437,725               --               --               --

Total assets                     $  20,303,027    $   6,489,744    $  17,872,075    $   6,434,350    $  13,773,098    $   6,505,284

Liabilities and stockholder's
 equity (deficit)

Current liabilities
Accounts payable and accrued
 expenses                        $   2,299,691    $   2,299,671    $   2,281,533    $   2,281,533    $   2,521,071    $   2,521,071
Loans payable                        2,115,228        2,115,228        3,161,549        3,161,549        2,798,228        2,798,228
Bank loans                           1,068,366        1,068,366        1,068,366        1,068,366        1,068,366        1,068,366
Related party loans                    280,534          280,534          244,034          244,034          244,034          244,034

Total current liabilities            5,763,819        5,763,799        6,755,482        6,755,482        6,631,699        6,631,699

Other liabilities
Derivative liability                        --        9,065,283               --        4,349,289               --        4,436,859
Unearned revenues                      668,000          668,000          668,000          668,000          668,000          668,000
Long-term liabilities                  100,000          100,000          100,000          100,000          100,000               --

Total liabilities                    6,531,819       15,597,082        7,523,482       11,872,771        7,399,699       11,836,558

Commitments and Contingencies

Stockholders' equity
Preferred stock, par
 value $0.001, 10,000,000
 shares authorized
   Series A                                453              453              453              453              453              453
   Series B                                386              386              386              386              386              386

Common stock, par
 value $0.001,                          47,522           47,522           47,522           47,522           54,752           54,752
250,000,000 shares
 authorized

Equity held in escrow                 (587,500)        (587,500)        (587,500)        (587,500)        (587,500)        (587,500)

Paid-in capital                     55,608,565       40,069,185       57,450,885       40,069,185       59,934,653       40,962,880
Accumulated Deficit                (41,298,198)     (48,637,384)     (46,563,153)     (44,968,467)     (53,029,345)     (45,762,245)

Total stockholder's equity          13,771,228       (9,107,338)      10,348,593       (5,438,421)       6,373,399       (5,331,274)

Total liabilities and
 stockholders' equity            $  20,303,027    $   6,489,744    $  17,872,075    $   6,434,350    $  13,773,098    $   6,505,284



                                As Previously                     As Previously                     As Previously
                                   Reported         Restated         Reported         Restated         Reported         Restated
                                Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended    Quarter Ended
                                   March 31,        March 31,       June 30,         June 30,       September 30,    September 30,
                                     2006             2006            2006             2006             2006             2006
                                -------------    -------------    -------------    -------------    -------------    -------------
Assets
   Current Assets
   Cash                         $       3,307    $       3,307    $         985    $         985    $       1,528    $       1,528
   Receivables                             --               --               --               --               --               --
       Total current assets             3,307            3,307              985              985            1,528            1,528

Leased mineral reserves, net        5,210,471        5,210,471        5,210,471        5,210,471        5,210,471        5,210,471
Equipment, net                        392,361          392,361          378,940          378,940          365,519          365,519
Deposits                                   --               --               --               --            1,000            1,000
Prepaid consulting expense            316,500          316,500          336,200          336,200          149,850          149,850
Other receivables, net                698,301          698,301          719,163          719,163          725,109          725,109
Deferred stock option/warrant
 issuance, net                        155,860               --           15,860               --           11,895               --

Total assets                    $   6,776,800    $   6,620,940    $   6,661,619    $   6,645,759    $   6,465,372    $   6,453,477

Liabilities and stockholder's
 equity (deficit)

Current liabilities
Accounts payable and accrued
 expenses                       $   2,448,852    $   2,448,852    $   2,593,345    $   2,792,833    $   2,406,124    $   2,639,047
Loans payable                       2,508,864        2,508,864        2,444,588        3,431,979        3,041,762        4,064,153
Bank loans                          1,047,436        1,047,436        1,047,436        1,047,436          726,964        1,017,525
Related party loans                   695,000          695,000          695,000          695,000          737,131          737,131

Total current liabilities           6,700,152        6,700,152        6,780,369        7,967,248        6,911,981        8,457,856

Other liabilities
Derivative liability                       --        4,076,343               --        1,242,121               --        1,862,625
Unearned revenues                     668,000          668,000          668,000          668,000          668,000          668,000

Total liabilities                   7,368,152       11,444,495        7,448,369        9,877,369        7,579,981       10,988,481

Commitments and Contingencies

Stockholders' equity
Preferred stock, par
 value $0.001, 10,000,000
 shares authorized
   Series A                               453              453              453              453              453              453
   Series B                               386              386              386              386               48               48

Common stock, par
 value $0.001,                         78,807           78,807           88,719           88,719          113,103          113,103
250,000,000 shares
 authorized

Equity held in escrow                (587,500)        (587,500)        (587,500)        (587,500)        (587,500)        (587,500)

Deferred stock compensation          (190,739)        (190,739)

Paid-in capital                    62,912,843       44,119,441       63,636,305       45,150,022       64,095,726       45,609,443
Accumulated Deficit               (62,996,341)     (48,435,142)     (63,925,113)     (47,692,951)     (64,736,439)     (49,479,812)

Total stockholder's equity           (591,352)      (4,823,555)        (786,750)      (3,231,610)      (1,114,609)      (4,535,004)

Total liabilities and
 stockholders' equity           $   6,776,800    $   6,620,940    $   6,661,619    $   6,645,759    $   6,465,372    $   6,453,477